Exhibit 10.2

AMENDMENT NO. 1

TO THE

WOODWARD GOVERNOR COMPANY EXECUTIVE BENEFIT PLAN

The Woodward Governor Company Executive Benefit Plan (Amended and Restated

November 18, 2010) (the "Plan"), is hereby amended, effective as of January 26, 2011, as follows:

1.	Section 1.1 of the Plan is hereby amended in its entirety to read as follows:

“1.1     Purpose. The Woodward Executive Benefit Plan has been established by Woodward, Inc. to attract and retain certain key members by:

(a)	providing a tax-deferred capital accumulation vehicle to supplement such members' individual retirement contributions, thereby encouraging savings for retirement, and

(b)

supplementing such members' retirement income available under the Woodward Retirement Savings Plan (the "RSP"), which is otherwise limited pursuant to the rules and regulations of the Internal Revenue Code of 1986, as amended (the "Code")."

2.	Section 1.3 of the Plan is hereby amended by adding at the end thereof the following:

"As of January 26, 2011, the Company changed its name to 'Woodward, Inc.' In connection with the change of the Company's name, on and after January 26, 2011, this Plan shall be known as 'Woodward Executive Benefit Plan. '"

3.

Section 2.7 of the Plan is hereby amended by substituting the word "Woodward" for the phrase "Woodward Governor Company'' each instance that this phrase appears therein, whether or not as part of a plan name or term.

4.	Section 2.23 of the Plan is hereby amended in its entirety to read as follows:

"2.23   'Plan' means the Woodward Executive Benefit Plan, as amended from time to time."

5.

Sections 2.10, 2.20, 6.2 and 6.3 of the Plan are hereby amended by substituting the phrase Woodward, Inc." for the phrase "Woodward Governor Company" each instances that this phrase appears therein, whether or not as part of another phrase.

6.	Except as set forth herein, the Plan shall remain in full force and effect.

Executed as of the 14th day of April, 2011,

WOODWARD, INC.
By: /s/ Rick W. Holm
Corporate Director, Global HR
Support Services and Risk Management